                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 2, 2003
                                                 -------------------


                                 TEAMSTAFF, INC.
        ---------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



       New Jersey                      0-18492                   22-1899798
--------------------------------------------------------------------------------
(State or other jurisdic-           (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)



         300 Atrium Drive, Somerset, N.J.                          08873
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (732) 748-1700
                                                    --------------



         (Former name or former address, if changed since last report.)

ITEM 5: OTHER EVENTS.

         On September 2, 2003, the Board of Directors of TeamStaff, Inc. ("TeamStaff" or the "Company") announced the employment of Mr. Rick J. Filippelli and his appointment as the Company's Vice President, Finance and Chief Financial Officer. Mr. Filippelli will be joining TeamStaff effective as of September 15, 2003. A press release disclosing the appointment was released on September 2, 2003 and is filed as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

          --------------------------------------------------------
           (c)        Exhibits.
          ------- -- ---------------------------------------------

          ------- -- ---------------------------------------------
                      The following exhibit is filed herewith:
          --------------------------------------------------------


          ---------------------------------------------------------------------
           EXHIBIT NO.      DESCRIPTION
          ------------- -- ----------------------------------------------------
             99.1           Press release issued by TeamStaff, Inc. dated
                            September 2, 2003.
          ---------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 2, 2003                 TEAMSTAFF, INC.
                                         (Registrant)


                                         By   /s/ Edmund C. Kenealy
                                             ---------------------------
                                         Edmund C. Kenealy,
                                         Vice President, General Counsel
                                         and Secretary